Exhibit 25

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) [    ]

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

PAETEC Holding Corp. (Exact name of obligor as specified in its charter)

Delaware	20-5339741
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

PAETEC Corp.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1551094 (I.R.S. employer identification no.)

PAETEC Integrated Solutions Group, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1585842 (I.R.S. employer identification no.)

PAETEC iTel, L.L.C.

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	47-0903254 (I.R.S. employer identification no.)

PaeTec Software Corp.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-1384745 (I.R.S. employer identification no.)

US LEC LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2065535 (I.R.S. employer identification no.)

US LEC of Alabama LLC

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2104211 (I.R.S. employer identification no.)

US LEC of Florida LLC

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2046424 (I.R.S. employer identification no.)

US LEC of Maryland LLC

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2117626 (I.R.S. employer identification no.)

US LEC of North Carolina LLC

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2091767 (I.R.S. employer identification no.)

US LEC of South Carolina LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2056428 (I.R.S. employer identification no.)

US LEC of Tennessee LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2065536 (I.R.S. employer identification no.)

PaeTec Communications, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1551095 (I.R.S. employer identification no.)

PaeTec Communications of Virginia, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	16-6486048 (I.R.S. employer identification no.)

US LEC Communications LLC

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2162051 (I.R.S. employer identification no.)

US LEC of Georgia LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2065537 (I.R.S. employer identification no.)

US LEC of Pennsylvania LLC

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2117625 (I.R.S. employer identification no.)

US LEC of Virginia L.L.C.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2012173 (I.R.S. employer identification no.)

Allworx Corp.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0259247 (I.R.S. employer identification no.)

MPX, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1468411 (I.R.S. employer identification no.)

Technology Resource Solutions, Inc.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	51-0443765 (I.R.S. employer identification no.)

McLeodUSA LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	42-1407240 (I.R.S. employer identification no.)

McLeodUSA Information Services LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0529757 (I.R.S. employer identification no.)

McLeodUSA Telecommunications Services, L.L.C.

(Exact name of obligor as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	42-1407242 (I.R.S. employer identification no.)

McLeodUSA Purchasing, L.L.C.

(Exact name of obligor as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	42-1501014 (I.R.S. employer identification no.)

U.S. Energy Partners LLC

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	14-1856903 (I.R.S. employer identification no.)

PAETEC Realty LLC

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	27-1866972 (I.R.S. employer identification no.)

Quagga Corporation

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	87-0721393 (I.R.S. employer identification no.)

Cavalier Telephone Corporation

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	54-1946546 (I.R.S. employer identification no.)

CavTel Holdings, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-4208673 (I.R.S. employer identification no.)

Cavalier Telephone, L.L.C.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1914822 (I.R.S. employer identification no.)

Cavalier Telephone Mid-Atlantic, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	54-2028580 (I.R.S. employer identification no.)

SM Holdings, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0970378 (I.R.S. employer identification no.)

Cavalier IP TV, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2386185 (I.R.S. employer identification no.)

Elantic Networks, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-0726068 (I.R.S. employer identification no.)

Intellifiber Networks, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1861675 (I.R.S. employer identification no.)

Cavalier Services, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2047841 (I.R.S. employer identification no.)

Talk America Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2827736 (I.R.S. employer identification no.)

Talk America Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-2582790 (I.R.S. employer identification no.)

TC Services Holding Co., Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-3036795 (I.R.S. employer identification no.)

LDMI Telecommunications, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-2940840 (I.R.S. employer identification no.)

NT Corporation

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-3619111 (I.R.S. employer identification no.)

Network Telephone Corporation

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-3477521 (I.R.S. employer identification no.)

Compco, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2940793 (I.R.S. employer identification no.)

Talk America of Virginia, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1871946 (I.R.S. employer identification no.)

Access One Communications Corp.

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3527935 (I.R.S. employer identification no.)

OmniCall, Inc.

(Exact name of obligor as specified in its charter)

South Carolina (State or other jurisdiction of incorporation or organization)	57-1046947 (I.R.S. employer identification no.)

The Other Phone Company, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0705374 (I.R.S. employer identification no.)

XETA Technologies, Inc.

(Exact name of obligor as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	73-1130045 (I.R.S. employer identification no.)

Pyramid Communication Services, Inc.

(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	75-2767803 (I.R.S. employer identification no.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York (Address of principal executive offices)	14450 (Zip code)

9  7/8% Senior Notes due 2018

and Guarantees of 9 7/8% Senior Notes due 2018

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh, and State of Pennsylvania, on the 2nd day of June, 2011.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ RAYMOND K. O’NEIL
	Name:	RAYMOND K. O’NEIL
	Title:	SENIOR ASSOCIATE

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business March 31, 2011, published in accordance with Federal regulatory authority instructions.

ASSETS	Dollar Amounts in Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,466
Interest-bearing balances	152
Securities:
Held-to-maturity securities	0
Available-for-sale securities	786,518
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	73,000
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	8,911
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	209,097
Other assets	149,803

Total assets	$2,085,261

1

LIABILITIES
Deposits:
In domestic offices	500
Noninterest-bearing	500
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	229,106
Total liabilities	498,297
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	463,627
Accumulated other comprehensive income	817
Other equity capital components	0
Not available
Total bank equity capital	1,586,964
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,586,964

Total liabilities and equity capital	2,085,261

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz          )             CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President           )

Frank P. Sulzberger, MD          )         Directors (Trustees)

William D. Lindelof, MD         )

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